                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS BOX]

SEEKS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT
PRIMARILY IN THE SECURITIES OF LATIN AMERICAN ISSUERS.

KEMPER LATIN
AMERICA FUND

"There are many reasons for optimism. The pickup in commodity prices has had an enormously positive impact on the region. Higher commodity prices mean more revenue, and that boosts local spending; ultimately the fiscal situation of these countries improves."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Geographic Composition
10
Largest Holdings
11
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
19
Financial Highlights
21
Report of Independent Auditors


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1999

                       (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                            12.01%
CLASS B                                            11.02%
CLASS C                                            11.02%
LIPPER LATIN AMERICA FUNDS CATEGORY AVERAGE*       16.19%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity. These risks are generally intensified for investments in emerging markets.

*Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges; if sales charges had been included, results may have been less favorable.

Returns and rankings during part of the periods shown for Kemper Latin America Fund include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment adviser. Without such waiver or absorption, results would have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  10/31/99   10/31/98
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
CLASS A                           $8.12      $7.31
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
CLASS B                           $8.06      $7.26
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
CLASS C                           $8.06      $7.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
RANKINGS AS OF 10/31/99*
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY.

                         CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
1-YEAR FUNDS          #27 of 49 funds   #29 of 49 funds    #29 of 49 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED OCTOBER 31, 1999, KEMPER LATIN AMERICA FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                         CLASS A             CLASS B             CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND         $0.06                 --                  --
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

MATURITY QUALITY DIAGRAM

SOURCE: Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the Fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Category placements of new funds are estimated. Morningstar has place Kemper Latin America Fund in the Latin America Stock Category.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.


CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Devaluation may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars, it takes more of the foreign currency to purchase U.S. dollars.

LIQUIDITY The ease with which an investment or asset can be converted into cash within a reasonably short period of time.

OVER/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World index) or an investment universe.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[KENNEY PHOTO]

TARA KENNEY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT OF LATIN AMERICAN EQUITY SECURITIES. KENNEY HAS 15 YEARS OF EXPERIENCE IN THE FIELD. SHE RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND LATIN AMERICAN STUDIES FROM THE UNIVERSITY OF NOTRE DAME AND AN M.B.A. DEGREE IN FINANCE FROM NEW YORK UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

 A POWERFUL RALLY IN THE FIRST HALF OF THIS 12-MONTH PERIOD TURNED INTO A PAINFUL TUMBLE DURING THE SECOND HALF. LATIN AMERICAN EQUITIES HAVE SUFFERED RECENTLY UNDER REGIONWIDE ECONOMIC TROUBLES, POLITICAL TURMOIL AND GLOBAL INTEREST-RATE CONCERNS. LEAD PORTFOLIO MANAGER TARA KENNEY DISCUSSES THESE ISSUES AND SHARES HER OUTLOOK FOR THE COMING MONTHS.

Q     WHAT ARE SOME OF THE MORE IMPORTANT DEVELOPMENTS AFFECTING LATIN AMERICAN
MARKETS SINCE LAST OCTOBER, AND ESPECIALLY SINCE OUR APRIL 30 REPORT?

A     Latin American markets were depressed when the period began, a result of
Russia's August default on its debt. That default had prompted a massive sell-off of all emerging markets, causing severe liquidity problems around the world. Latin America was especially hard hit because investors were drawing parallels between Russia and Brazil, which was struggling with its own currency and debt problems. In mid-January, those concerns were confirmed when Brazil devalued its currency (see Terms To Know on page 2). The good news was that the market had been expecting the devaluation for so long, investors were actually relieved to have that uncertainty behind them; Latin American markets rebounded dramatically in March and April.

  This strength continued through mid-May, when an array of disturbances once again interrupted progress. Latin America frequently made headlines, from general economic malaise in the region to misstatements related to Argentina's dollar peg and from the steady decline in President Cardoso's popularity to political noise in Mexico. Then, in September, Ecuador became the first country ever to default on a Brady bond. Outside the region, global-credit conditions, the lack of liquidity, nervousness surrounding the U.S. Federal Reserve's interest-rate policy and the threat of Y2K have heightened the risk premium for Latin America. Liquidity (see Terms To Know on page 2) has significantly declined in the equity markets, with trading volumes in the big markets roughly half of normal levels.

  Against this backdrop, Latin American equity markets faced tough going during the summer, giving up most of the gains they had posted earlier in the year. Argentina, Chile, Colombia and Venezuela all are announcing record-low growth and industrial production numbers. And despite the developing recovery of the global economy, five of the seven major Latin American economies were in the midst of a severe recession as of October-end. The only solid growth story at present is Mexico, which should exceed the government's target of a 3-percent increase in gross domestic product for 1999. The government has managed its fiscal affairs well in recent years, and with oil prices strengthening and lower external-debt payments, Mexico boasts a relatively healthy balance sheet.

Q     HOW WAS THE FUND ALLOCATED DURING THE PERIOD? DID YOU MAKE ANY CHANGES TO
THOSE ALLOCATIONS BECAUSE OF THE DIFFICULT MARKET CONDITIONS?

A     In an effort to limit risk in down markets, the fund typically concentrates its holdings in the larger, more-liquid markets,

PERFORMANCE UPDATE

primarily Brazil and Mexico. Because of this, we are traditionally overweighted (see Terms To Know on page 2) in those two countries, as we were at the time of Brazil's devaluation in January. This overweight in Brazil hurt us, especially in April and May, as some of our holdings there suffered under a lag effect.

  With respect to changing allocations, we typically hold a good number of utility stocks, and we made a major adjustment to our holdings after the Brazilian devaluation, when we began paring back Brazilian electric utilities. This sector has less ability to pass on the costs of inflation due to its tariff structure. We held onto a few stronger utilities, such as Electricas Brasileiras and Companhia Energetica de Minas Gerais, until political issues began to affect them, and divested the fund of those as well in August and September.

  At mid-year, we began moving into commodity stocks in Brazil, primarily the better steel and paper companies. Although we would have liked to have been in these stocks earlier, they nevertheless added to performance, as commodity prices have been strong. That said, they may have reached their maximum benefit, so we may shift back out of them soon. During the latter part of the period, we increased our position in Petroleo Brasileiro, which was a strong performer in September and was the second largest holding in the portfolio at the end of the fiscal year.

Q     HOW WOULD YOU DESCRIBE THE LATIN AMERICAN EQUITY ENVIRONMENT TODAY?

A     The bottom of the economic cycle is in the making. In particular, Brazil's economy is likely to take a turn for the better. Brazil has also taken steps to improve its interest-rate situation; the Brazilian monetary council recently lowered the benchmark currency interest rate.

  There are many reasons for optimism. The pickup in commodity prices has had an enormously positive impact on the region. Higher commodity prices mean more revenue, and that boosts local spending; ultimately the fiscal situation of these countries improves. Across all countries, consumer interest is finally strengthening, and that should help the fund because of our heavy bias toward consumer-driven stocks. The fact that valuations are still very reasonable means that we should benefit as global investors look to different parts of the world for investment opportunities.

  Finally, the political upheavals that characterized the recent period are beginning to fade. The Argentine presidential elections were held in October 1999, the first ever presidential primary was held in Mexico in November 1999, and Chilean presidential elections will take place in December 1999. Brazilian politics will be messy for some time, as President Cardoso has lost some popularity and power due to his country's financial and economic problems.

Q     COULD YOU SHARE SOME HOLDINGS THAT PERFORMED ESPECIALLY WELL FOR THE FUND?

A Once again, Telefonos de Mexico was the workhorse for the portfolio. We've traditionally liked telephone companies; they are large and liquid, there is enormous pent-up demand for telephone systems in the region, and they are benefiting from a trend toward privatization. We prefer the fixed-line companies to the cellular due to their lower leverage and less competitive environment. We look for dominant market share and defensive characteristics.

  In addition to Petroleo Brasileiro, another petroleum stock performed well for us -- YPF, an Argentine oil company that was purchased by Repsol in mid-May.

Q     HOW DID THE FUND DO RELATIVE TO ITS BENCHMARK INDEX?

A     The fund returned 12.01 percent (Class A shares unadjusted for sales charge) for the 12-month period, versus the IFC index (the International Finance Corporation's Latin America index) gain of 19.24 percent. The primary reason for our underperformance was again our big stake position in Brazil after the devaluation. Also, despite our significant stake in Mexico, a country with strong performance, we weren't invested in some of the stocks that provided a big boost to the index, such as banks and cyclicals. We avoided banks because our fundamental research indicated that they are undercapitalized, have poor balance sheets and maintain lingering problems with non-performing loans. Besides the banks, several other highly indebted Mexican conglomerates helped boost the IFC index. Although avoiding these issues hurt our relative performance during the past 12-month period, I think we are well positioned for next year, if the market is a bit more rational. In addition, some of our traditional holdings in Brazil, namely electric utilities, suffered after the devaluation.

PERFORMANCE UPDATE

Q     WHAT IS YOUR OUTLOOK FOR LATIN AMERICAN MARKETS FOR THE NEXT SIX MONTHS?

A     Looking ahead to the year 2000, we believe that the obstacles that have hindered Latin America's progress in 1999 should be removed as global growth expands, concerns over Y2K dissipate, and the political season in Latin America passes. While there continue to be new worries over a global credit squeeze, overall the region is in much better shape to withstand an external shock than it was a year ago. Brazil will likely muddle through, a pattern observed by investors for the past decade or more. Mexico remains the bright spot, with an above-average growth forecast, a sound fiscal balance sheet, low leverage and a strengthening economic base. We estimate foreign direct investment at roughly $44 billion this year for Latin America, based on continuing evidence of the attractiveness of the region to long-term investors. What's more, with global growth on the mend, we expect nondedicated investors to recognize the value and prospects for Latin American companies soon, and we therefore expect flows to resume. Finally, the region should also be a prime beneficiary of a continuing rise in global commodity prices.

  Despite the significant political risk inherent in the region, restructuring continues at the corporate level. In Mexico, we see U.S. companies outsourcing a growing variety of products. In Brazil, the focus is now on exporting, or at least on substituting imports. We have seen telecommunications firms sourcing more equipment locally, and car and truck manufacturers looking for local suppliers. This is good for local industry and the balance of payments.

  We remain convinced that Latin America offers tremendous value and better growth prospects in the year 2000. Price levels today reflect most of the bad news and much of the uncertainty with regard to the political cycle. The companies have been battle tested and are emerging stronger than before. We have realigned the portfolio to focus on companies that have pricing power to survive. Additionally, the local pension funds, from Argentina to Chile to Brazil, are at record-low levels in equities and, with falling local interest rates, are beginning to reposition from local fixed securities income to equities.

Q     HOW WILL YOU POSITION THE FUND IN LIGHT OF THIS OUTLOOK?

A     We have learned that with the current lack of liquidity in the markets, the best stocks to own, particularly in a small portfolio like this one, are the larger, highly liquid names in the big markets. We intend to continue to hold these going forward. Today 82 percent of the portfolio is invested in Brazil and Mexico. Although there are some excellent companies with compelling values in some of the peripheral markets, these companies don't enjoy the benefit of global flows, which means it can be difficult to trade them at times and they don't appreciate as quickly. So we intend to follow our investment style of owning the most solid blue-chip companies in Latin America -- our experience has shown these are the kind of stocks that can do well if the markets settle down again.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                                            1-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND CLASS A                        5.51%   -10.72%   (since 12/31/97)
---------------------------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND CLASS B                        8.02    -10.08    (since 12/31/97)
---------------------------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND CLASS C                       11.02     -8.57    (since 12/31/97)
---------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 12/31/97 to 10/31/99

                                                  KEMPER LATIN AMERICA          IFC LATIN AMERICA
                                                    FUND CLASS A(1)         INVESTABLE RETURN INDEX+     CONSUMER PRICE INDEX++
                                                  --------------------      ------------------------     ----------------------
12/31/97                                                 9425.00                    10000.00                    10000.00
9/30/98                                                  6657.00                     5947.00                    10143.00
3/31/99                                                  7973.00                     7304.00                    10229.00
10/31/99                                                 8123.00                     7902.00                    10459.00


                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 12/31/97 to 10/31/99

                                                  KEMPER LATIN AMERICA          IFC LATIN AMERICA
                                                    FUND CLASS B(1)         INVESTABLE RETURN INDEX+     CONSUMER PRICE INDEX++
                                                  --------------------      ------------------------     ----------------------
12/31/97                                                10000.00                    10000.00                    10000.00
9/30/98                                                  7021.00                     5947.00                    10143.00
3/31/99                                                  8368.00                     7304.00                    10229.00
10/31/99                                                 8158.00                     7902.00                    10459.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 12/31/97 to 10/31/99

                                                  KEMPER LATIN AMERICA          IFC LATIN AMERICA
                                                    FUND CLASS C(1)         INVESTABLE RETURN INDEX+     CONSUMER PRICE INDEX++
                                                  --------------------      ------------------------     ----------------------
12/31/97                                                  10000                       10000                       10000
9/30/98                                                    7021                        5947                       10143
3/31/99                                                    8379                        7304                       10229
10/31/99                                                   8484                        7902                       10459

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 * AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75% AND FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER LATIN AMERICA FUND CLASS A SHARES WITH THE IFC LATIN AMERICA INVESTABLE RETURN INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGE IS REFLECTED IN THE PERFORMANCE OF THE INDEX.

 + IFC LATIN AMERICA INVESTABLE RETURN INDEX IS A U.S. DOLLAR DENOMINATED INDEX COMPRISED OF LATIN AMERICA'S STOCK MARKETS WITHOUT REFERENCE TO THE STOCK'S AVAILABILITY TO OVERSEAS INVESTORS. THE TARGET COVERAGE OF THE INDEX IS ROUGHLY 70-75% OF TOTAL MARKET CAPITALIZATION, DRAWING UPON STOCKS IN THESE MARKETS IN ORDER OF THEIR LIQUIDITY. SOURCE IS WIESENBERGER.

 ++ THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN
    THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. SOURCE IS WIESENBERGER.

GEOGRAPHIC COMPOSITION

GEOGRAPHIC COMPOSITION OF KEMPER LATIN AMERICA FUND*
BASED ON EQUITY HOLDINGS ON OCTOBER 31, 1999

                                  [PIE CHART]

                                                              ON 10/31/99
    MEXICO                                                       44.6%
--------------------------------------------------------------------------------
    BRAZIL                                                       44.3
--------------------------------------------------------------------------------
    CHILE                                                         6.1
--------------------------------------------------------------------------------
    UNITED STATES                                                 1.8
--------------------------------------------------------------------------------
    PERU                                                          1.7
--------------------------------------------------------------------------------
    ARGENTINA                                                     1.5
--------------------------------------------------------------------------------
                                                                  100%


* Portfolio Composition is subject to change.

LARGEST HOLDINGS

KEMPER LATIN AMERICA FUND'S 20 LARGEST HOLDINGS*
Representing 74.0 percent of the fund's equity holdings on October 31, 1999

----------------------------------------------------------------------------------
            HOLDINGS                                 COUNTRY               PERCENT
----------------------------------------------------------------------------------
1.          TELEFONOS DE MEXICO "L"                  Mexico                  9.9%
----------------------------------------------------------------------------------
2.          PETRO LEO BRASILEIRO                     Brazil                  8.9%
----------------------------------------------------------------------------------
3.          GRUPO MODEL S.A.                         Mexico                  4.0%
----------------------------------------------------------------------------------
4.          COMPANHIA CERVECERICIS UNIDAS            Chile                   3.9%
----------------------------------------------------------------------------------
5.          ARACRUZ CELULOSE S.A.                    Brazil                  3.6%
----------------------------------------------------------------------------------
6.          TELECENTRO SUL PARTICIPACOES             Brazil                  3.5%
----------------------------------------------------------------------------------
7.          COMPANHIA CERVEJAIA BRAHMA               Brazil                  3.4%
----------------------------------------------------------------------------------
8.          FORMENTO ECONOMICO MEXICANO              Mexico                  3.2%
----------------------------------------------------------------------------------
9.          COMPANHIA SIDERURGICA NACIONAL           Brazil                  3.1%
----------------------------------------------------------------------------------
10.         APASCO S.A.                              Mexico                  3.1%
----------------------------------------------------------------------------------
11.         KIMBERLY CLARK DE MEXICO                 Mexico                  3.1%
----------------------------------------------------------------------------------
12.         TUBUS DE ACER DE MEXICO                  Mexico                  3.1%
----------------------------------------------------------------------------------
13.         COMPANHIA BRASILEIRA DE DISTRIBUCA       Mexico                  3.0%
----------------------------------------------------------------------------------
14.         TELE NORTE LESTE PARTICIPACOES           Brazil                  2.9%
----------------------------------------------------------------------------------
15.         BANCO ITAU S.A.                          Brazil                  2.8%
----------------------------------------------------------------------------------
16.         COMPANHIA VALE DO RIO DOCE               Brazil                  2.7%
----------------------------------------------------------------------------------
17.         GRUPO CARS S.A.                          Mexico                  2.7%
----------------------------------------------------------------------------------
18.         CIFRA S.A.                               Mexico                  2.7%
----------------------------------------------------------------------------------
19.         TELECELULAR SUL PARTICIPACOES            Brazil                  2.2%
----------------------------------------------------------------------------------
20.         GRUPO INDUSTRIAL BIMBO                   Mexico                  2.2%
----------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER LATIN AMERICA FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1999

------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL     MARKET
                                                                                                 AMOUNT       VALUE($)
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--7.3%

                                           Federal Home Loan Bank
                                             5.16%*, 11/01/1999
                                           (Cost $185,000)                                       185,000     $  185,000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER       MARKET
COMMON STOCKS                                                                                   OF SHARES     VALUE($)
------------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.4%
                                           Telecom Argentina S.A. "B" (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              1,300         35,750
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

BRAZIL--41.1%
                                           Aracruz Celulose S.A. (ADR)
                                             (PRODUCER OF EUCALYPTUS KRAFT PULP)                   4,500         92,250
                                           Banco Bradesco S.A. (ADR)
                                             (BANK)                                               10,000         48,750
                                           Banco Itau S.A. (pfd.)
                                             (BANK)                                            1,250,000         71,867
                                           Companhia Brasileira de Distribuicao
                                             Grupo Pao de Acucar
                                             (OPERATOR OF HYPERMARKETS, SUPERMARKETS
                                             AND APPLIANCE STORES)                                 3,500         76,563
                                           Companhia Cervejaria Brahma (pfd.)
                                             (BEER PRODUCER AND DISTRIBUTOR)                     135,000         86,281
                                           Companhia Siderurgica Nacional (ADR)
                                             (MANUFACTURER AND DISTRIBUTOR OF STEEL
                                             AND TIN MILL PRODUCTS)                                3,000         79,688
                                           Companhia Vale do Rio Doce (ADR)
                                             (MINING, RAIL TRANSPORTATION, AND MINERAL
                                             SALES IN IRON ORE, ALUMINUM, MANGANESE,
                                             TITANIUM, GOLD, & COPPER)                            3,500          69,672
                                           Petroleo Brasileiro S.A. (pfd.)
                                             (PETROLEUM COMPANY)                               1,421,000        226,499
                                           Souza Cruz S.A.
                                             (HOLDING COMPANY FOR CIGARETTES, TOBACCO,
                                             AND FIBER CELLULOSE)                                  5,500         31,481
                                           Tele Celular Sul Participacoes S.A. (pfd.) (ADR)
                                             (PROVIDER OF CELLULAR TELECOMMUNICATION SERVICES)     3,200         56,000
                                           Tele Centro Sul Participacoes S.A. (ADR)
                                             (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES)        1,500         89,625
                                           Tele Norte Leste Participacoes S.A. (pfd.) (ADR)
                                             (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES)        4,325         72,984
                                           Telecommunicacoes de Sao Paulo S.A. (ADR)
                                             (PROVIDER OF LOCAL TELECOMMUNICATION SERVICES
                                              IN SAO PAULO)                                        2,500         40,469
                                           -------------------------------------------------------------------------------
                                                                                                              1,042,129
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CHILE--5.6%
                                           Companhia Cervecerias Unidas S.A. (ADR)
                                             (BOTTLER AND DISTRIBUTOR OF BEER, SOFT DRINKS
                                             AND MINERAL WATER)                                    4,500         98,156
                                           Compania de Telefonos de Chile, S.A. (ADR) (New)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              2,650         44,222
                                           -------------------------------------------------------------------------------
                                                                                                                142,378
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEXICO--41.3%
                                           Apasco, S.A. de C.V.
                                             (CEMENT PRODUCER)                                    15,000         79,646
                                       (a) CIFRA S.A. de C.V. "C"
                                             (DISCOUNT RETAILER)                                  45,000         68,870
                                           Fomento Economico Mexicano S.A. de C.V. "B"
                                             (PRODUCER OF BEER AND SOFT DRINKS)                   14,000         45,476

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER        MARKET
COMMON STOCKS                                                                                         OF SHARES      VALUE($)
-----------------------------------------------------------------------------------------------------------------------------
                                           Fomento Economico Mexicano, S.A. de C.V. (ADR)
                                             (PRODUCER OF BEER, SOFT DRINKS AND MINERAL WATER)         2,450      $   80,391
                                       (a) Grupo Carso, S.A. de C.V. "A"
                                             (DIVERSIFIED INDUSTRIAL GROUP)                           16,500          69,230
                                           Grupo Continental S.A.
                                             (PRODUCER AND DISTRIBUTOR OF SOFT DRINKS, SUGAR
                                             AND MINERAL WATER)                                       44,000          49,474
                                           Grupo Financiero Inbursa, S.A. de C.V. "O"
                                             (PROVIDER OF FINANCIAL SERVICES)                          7,000          24,269
                                           Grupo Industrial Bimbo S.A. de C.V. "A"
                                             (PRODUCER OF BREAD AND OTHER BAKED GOODS)                28,000          51,423
                                           Grupo Industrial Maseca S.A. de C.V. (ADR)
                                             (FOOD PRODUCER)                                           4,000          27,500
                                           Grupo Modelo S.A. "C"
                                             (BREWERY)                                                41,500         101,536
                                       (a) Grupo Televisa S.A. de C.V. (GDR)
                                             (MEDIA COMPANY)                                           1,000          42,500
                                           Kimberly Clark de Mexico S.A. de C.V. "A"
                                             (PRODUCER OF CONSUMER PAPER PRODUCTS)                    24,600          78,884
                                           Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)                  2,945         251,798
                                           Tubos de Acero de Mexico S.A. (ADR)
                                             (MANUFACTURER OF VARIOUS TYPES OF PIPES, CASINGS
                                             AND TUBING)                                               7,100          77,656
                                           ---------------------------------------------------------------------------------
                                                                                                                   1,048,653
                                           ---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PERU--1.6%
                                           Cementos Lima S.A. "T"
                                             (CEMENT PRODUCER)                                        13,616          15,819
                                           Union de Cerveceria Backus & Johnston S.A. "T"
                                             (PRODUCER OF MALTED, NONALCOHOLIC AND CARBONATED
                                             DRINKS)                                                  63,663          23,559
                                           ---------------------------------------------------------------------------------
                                                                                                                      39,378
                                           ---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
UNITED STATES--1.7%
                                           Colgate-Palmolive Co.
                                             (MANUFACTURER OF HOUSEHOLD AND PERSONAL CARE
                                             PRODUCTS)                                                   700          42,350
                                           ---------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--92.7%
                                           (Cost $2,283,657)                                                       2,350,638
                                           ---------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--100%
                                           (Cost $2,468,657)                                                      $2,535,638
                                           ---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non income producing security

 *  Annualized yield at time of purchase; not a coupon rate. (Unaudited)

    Based on the cost of investments of $2,472,980 for federal income tax purposed at October 31, 1999, the gross unrealized appreciation was $193,544, the gross unrealized depreciation was $130,886, and the net unrealized appreciation on investments was $62,658.

    The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $2,468,657)                                               $2,535,638
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   3,196
--------------------------------------------------------------------------
  Dividends and interest                                             7,018
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        53,564
--------------------------------------------------------------------------
  Deferred organization expense                                      3,912
--------------------------------------------------------------------------
  Other assets                                                       2,149
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,605,477
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Due to custodian bank                                                2,604
--------------------------------------------------------------------------
Payable for investments purchased                                   62,366
--------------------------------------------------------------------------
Other payables and accrued expenses                                 78,476
--------------------------------------------------------------------------
    Total liabilities                                              143,446
--------------------------------------------------------------------------
NET ASSETS                                                      $2,462,031
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,660,095
--------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency related transactions                                     (265,273)
--------------------------------------------------------------------------
Undistributed net investment income                                  1,492
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                       66,981
--------------------------------------------------------------------------
  Foreign currency related transactions                             (1,264)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,462,031
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,726,213 / 212,626 shares outstanding)                          $8.12
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $8.62
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($649,668 / 80,592 shares outstanding)                             $8.06
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($86,150 / 10,689 shares outstanding)                              $8.06
--------------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1999

-------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $5,488)           $  52,392
-------------------------------------------------------------------------
  Interest                                                          5,033
-------------------------------------------------------------------------
    Total investment income                                        57,425
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   23,693
-------------------------------------------------------------------------
  Distribution services fee                                         3,927
-------------------------------------------------------------------------
  Administrative services fee                                       4,739
-------------------------------------------------------------------------
  Shareholder services fee                                          9,268
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       95,610
-------------------------------------------------------------------------
  Auditing                                                          3,189
-------------------------------------------------------------------------
  Legal                                                             6,310
-------------------------------------------------------------------------
  Reports to shareholders                                          19,793
-------------------------------------------------------------------------
  Amortization of organization expenses                             1,234
-------------------------------------------------------------------------
  Directors' fees and other                                        10,414
-------------------------------------------------------------------------
    Expenses, before expense reductions                           178,177
-------------------------------------------------------------------------
Expense reductions                                               (132,079)
-------------------------------------------------------------------------
    Expenses, net                                                  46,098
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              11,327
-------------------------------------------------------------------------
-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------

  Net realized loss on:
    Investments                                                  (178,480)
-------------------------------------------------------------------------
    Foreign currency related transactions (including CPMF
     tax of $1,569)                                                (8,912)
-------------------------------------------------------------------------
                                                                 (187,392)
-------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
  during the period on:
    Investments                                                   328,787
-------------------------------------------------------------------------
    Foreign currency related transactions                          (1,252)
-------------------------------------------------------------------------
                                                                  327,535
-------------------------------------------------------------------------
Net gain on investments                                           140,143
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 151,470
-------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FOR THE PERIOD FROM
                                                                                        DECEMBER 31, 1997
                                                                                          (COMMENCEMENT
                                                                 YEAR ENDED              OF OPERATIONS)
                                                              OCTOBER 31, 1999         TO OCTOBER 31, 1998
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $   11,327                    11,259
----------------------------------------------------------------------------------------------------------
  Net realized loss                                                (187,392)                  (90,204)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (depreciation) on
  investments                                                       327,535                  (261,818)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          151,470                  (340,763)
----------------------------------------------------------------------------------------------------------
Distribution from net investment income                              (8,957)                       --
----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        859,020                 1,781,261
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      1,001,533                 1,440,498
----------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                               1,460,498                    20,000
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $1,492 and $7,847 respectively)                        $2,462,031                 1,460,498
----------------------------------------------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Latin America Fund (the fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

                             The fund currently offers multiple classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1999, the fund had a tax basis net loss carryforward of approximately $261,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2006 ($87,000) and October 31, 2007 ($174,000), the respective expiration dates.

                             The fund is also subject to a .38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $250 million of average daily net assets, 1.20% of the next $750 million of average daily net assets, declining to 1.15% of average daily net assets in excess of $1 billion. However, the fund incurred no management fee for the period ended October 31, 1999, after an expense reduction by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper absorbed expenses of $132,079 for the period ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distribution, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 1999 are $283:

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $5,436, after an expense reduction of $512, of which $3,416 is unpaid as of October 31, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees for the year ended October 31, 1999 are $429 after an expense reduction of $4,309, all of which is unpaid at October 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $9,389 for the period ended October 31, 1999, all of which is unpaid at October 31, 1999.

NOTES TO FINANCIAL STATEMENTS

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1999, after a fee reduction of $50,001 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain directors of the fund are also directors of Scudder Kemper. For the period ended October 31, 1999, the fund made no direct payments to its officers and incurred directors' fees of $8,887 to independent directors.

--------------------------------------------------------------------------------

4
     INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,221,496

                             Proceeds from sales                       1,386,271

--------------------------------------------------------------------------------

5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                    PERIOD ENDED                       PERIOD ENDED
                                                                  OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                              ------------------------           ------------------------
                                                              SHARES          AMOUNT             SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A               152,036       $1,239,279           174,127       $1,545,225
                                       ----------------------------------------------------------------------------------
                                        Class B                92,066          764,751            43,991          383,435
                                       ----------------------------------------------------------------------------------
                                        Class C                23,856          190,641            25,380          189,834
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 1,195            8,603                --               --
                                       ----------------------------------------------------------------------------------
                                        Class B                    --               --                --               --
                                       ----------------------------------------------------------------------------------
                                        Class C                    --               --                --               --
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (95,598)        (773,622)          (19,836)        (148,437)
                                       ----------------------------------------------------------------------------------
                                        Class B               (49,760)        (409,690)           (6,407)         (50,967)
                                       ----------------------------------------------------------------------------------
                                        Class C               (19,986)        (160,942)          (19,263)        (137,829)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $  859,020                         $1,781,261
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                                            --------------------------------------------------
                                                                                 CLASS A
                                                            --------------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                         DECEMBER 31, 1997
                                                                                         (COMMENCEMENT OF
                                                              YEAR ENDED                 OPERATIONS) TO
                                                             OCTOBER 31, 1999(A)         OCTOBER 31, 1998
                                                            --------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $ 7.31                       9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               .07                        .06
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             .80                      (2.25)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87                      (2.19)
--------------------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (.06)                        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.12                       7.31
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       12.01%                    (23.05)
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses, before expense reductions                                  9.16%                     12.75
--------------------------------------------------------------------------------------------------------------
Expenses, net                                                        2.19%                      2.21
--------------------------------------------------------------------------------------------------------------
Net investment income                                                 .87%                      1.38
--------------------------------------------------------------------------------------------------------------

                                                            --------------------------------------------------
                                                                                  CLASS B
                                                            --------------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                         DECEMBER 31, 1997
                                                                                         (COMMENCEMENT OF
                                                              YEAR ENDED                 OPERATIONS) TO
                                                             OCTOBER 31, 1999(A)         OCTOBER 31, 1998
                                                            --------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $ 7.26                       9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              (.01)                       .04
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             .81                      (2.28)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .80                      (2.24)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 8.06                       7.26
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       11.02%                    (23.58)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses, before expense reductions                                  9.93%                     14.38
--------------------------------------------------------------------------------------------------------------
Expenses, net                                                        3.06%                      3.09
--------------------------------------------------------------------------------------------------------------
Net investment income                                                (.13)%                      .50
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            ----------------------------------------------
                                                                                CLASS C
                                                            ----------------------------------------------
                                                                                            FOR THE
                                                                                          PERIOD FROM
                                                                                         DECEMBER 31, 1997
                                                                                         (COMMENCEMENT OF
                                                               YEAR ENDED                OPERATIONS) TO
                                                             OCTOBER 31, 1999(A)         OCTOBER 31, 1998
                                                            ----------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $7.26                       9.50
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  --                        .04
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               .80                      (2.28)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                        .80                      (2.24)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         8.06                       7.26
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         11.02%                    (23.58)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses, before expense reductions                                   10.73%                     14.34
----------------------------------------------------------------------------------------------------------
Expenses, net                                                          3.04%                      3.06
----------------------------------------------------------------------------------------------------------
Net investment income                                                  (.02)%                      .53
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                      $2,462,031                  1,460,498
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  76%                        55%
----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund.

(a) Per share data was determined based on monthly average shares outstanding during the period.

 TAX INFORMATION

The fund paid foreign taxes of $3,766 and earned $6,368 of foreign source income during the year ended October 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the fund designates $0.02 per share as foreign taxes paid and $0.03 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER LATIN AMERICA FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Latin America Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers, or other procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Latin America Fund of Kemper Global/International Series, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                             ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          December 14, 1999

                                                                           NOTES

NOTES

DIRECTORS & OFFICERS



DIRECTORS                       OFFICERS

JAMES E. AKINS                  MARK S. CASADY            ANN M. MCCREARY
Director                        President                 Vice President

JAMES R. EDGAR                  PHILIP J. COLLORA         SHERIDAN P. REILLY
Director                        Vice President and        Vice President
                                Secretary
ARTHUR R. GOTTSCHALK                                      M. ISABEL SALTZMAN
Director                        JOHN R. HEBBLE            Vice President
                                Treasurer
FREDERICK T. KELSEY                                       CORNELIA SMALL
Director                        JOYCE E. CORNELL          Vice President
                                Vice President
KATHRYN L. QUIRK                                          LINDA J. WONDRACK
Director and Vice President     DIEGO ESPINOSA            Vice President
                                Vice President
FRED B. RENWICK                                           MAUREEN E. KANE
Director                        JOAN R. GREGORY           Assistant Secretary
                                Vice President
JOHN G. WEITHERS                                          CAROLINE PEARSON
Director                        TARA C. KENNEY            Assistant Secretary
                                Vice President
                                                          BRENDA LYONS
                                THOMAS W. LITTAUER        Assistant Treasurer
                                Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                   DECHERT PRICE & RHOADS
                                Ten Post Office Square South
                                Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER        KEMPER SERVICE COMPANY
SERVICE AGENT                   P.O. Box 219557
                                Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                       BROWN BROTHERS HARRIMAN & CO.
                                40 Water Street
                                Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                200 Clarendon Street
                                Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


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KLAF - 2 (12/23/99)  1096710